UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 31, 2023

AMERICAN INTERNATIONAL HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-50912	90-1898207
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

205S Bailey Street Electra Texas	76360
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (940) 495-2155

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Change in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On March 31, 2023, the Audit Committee of the Board of Directors (the “Audit Committee”) of American International Holdings Corp. (the “Company”) approved the dismissal of M&K CPA’s, PLLC (“M&K”) as the Company’s independent registered public accounting firm, effective March 31, 2023.

M&K’s reports on the Company’s financial statements for the years ended December 31, 2021 and 2020 (M&K has not provided a report on the Company’s financial statements for the year ended December 31, 2022) did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that such reports contained an explanatory paragraph expressing substantial doubt about the Company’s ability to continue as a going concern.

During the years ended December 31, 2022 and 2021 and the subsequent period through March 31, 2023, there were no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934 (“Regulation S-K”) and the related instructions thereto, with M&K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M&K, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. Also during this same period, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.

The Company has provided M&K with the disclosures under this Item 4.01(a) and has requested M&K to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this Item 4.01(a) and, if not, stating the respects in which it does not agree. A copy of M&K’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of Independent Registered Public Accounting Firm

On March 31, 2023, the Audit Committee approved the appointment of Turner, Stone & Company, L.L.P. (“Turner Stone”) as the Company’s new independent registered public accounting firm for the year ended December 31, 2022, effective upon the dismissal of M&K as the Company’s independent registered public accounting firm.

During the Company’s two most recent fiscal years ended December 31, 2022 and December 31, 2021, and the subsequent interim period through the engagement of Turner Stone, neither the Company nor anyone acting on its behalf consulted with Turner Stone regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

Turner Stone was engaged on the same date to audit the financial statements of Cycle Energy Corp., the Company’s newly acquired wholly-owned subsidiary.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

16.1	Letter from M&K CPA’s, PLLC, dated April 3, 2023
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL HOLDINGS CORP.

Dated: April 3, 2023	By:	/s/ Michael McLaren
	Name:	Michael McLaren
Chief Executive Officer